UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017 (December 30, 2016)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 443-5301

 2255 Glades Road, Suite 342W, Boca Raton, FL 33431

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Golisano Holdings LLC

On December 30, 2016, Twinlab Consolidated Holdings, Inc. (the “Company”) issued an Unsecured Promissory Note in favor of Golisano Holdings LLC, a New York limited liability company (“Golisano LLC”), pursuant to which Golisano LLC will loan the Company a principal amount of $2,500,000 (the “Golisano Note”). The Golisano Note matures on December 30, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Golisano Note is payable at maturity.

The Golisano Note provides that the Company issue into escrow in the name of Golisano LLC a warrant to purchase an aggregate of 1,136,363 shares of the company’s common stock, par value $.001 per share (the “Common Stock”), at an exercise price of $.01 per share (the “Golisano Warrant”).

The Golisano Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Golisano LLC the entire unamortized principal amount of the Golisano Note and any accrued and unpaid interest thereon as of December 30, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Golisano Note).

The Company has reserved 1,136,363 shares of Common Stock for issuance under the Golisano Warrant. The Golisano Warrant, if exercisable, expires on December 30, 2022.

The Golisano Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The Company and Golisano LLC previously entered into a Registration Rights Agreement, dated as of October 5, 2015 (the “Registration Rights Agreement”), granting Golisano LLC certain registration rights for certain shares of Common Stock. The shares of Common Stock issuable pursuant to the Golisano Warrant are also entitled to the benefits of the Registration Rights Agreement.

As previously reported by the Company in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2016, March 25, 2016 and July 27, 2016, respectively, the Company issued an Unsecured Promissory Note to Golisano LLC, dated January 28, 2016 (the “First Golisano Note”), an Unsecured Promissory Note to Golisano LLC, dated March 21, 2016 (the “Second Golisano Note”) and an Unsecured Delayed Draw Promissory Note to Golisano LLC, dated July 21, 2016 (the “Third Golisano Note”). In connection with the issuance of the Golisano Note, on December 30, 2016, the Company and Golisano LLC entered into an Amendment No. 4 to Unsecured Promissory Note amending the terms of the First Golisano Note (“Golisano Amendment No. 4”), an Amendment No. 3 to Unsecured Promissory Note amending the terms of the Second Golisano Note (“Golisano Amendment No. 3”) and an Amendment No. 1 to Unsecured Delayed Draw Promissory Note amending the terms of the Third Golisano Note (“Golisano Amendment No.1”) to make reference in the cross default and pari passu provisions to the Golisano Note and the Great Harbor Note (as defined below).

The forgoing descriptions of the (i) Golisano Note and the (ii) Golisano Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of such document, which document was filed by the Company in a Current Report on Form 8-K filed with the SEC on October 8, 2016 and is hereby incorporated by reference herein.

GREAT HARBOR LLC

On December 30, 2016, Twinlab Consolidated Holdings, Inc. (the “Company”) issued an Unsecured Promissory Note in favor of Great Harbor LLC, a Nevada limited liability company (“Great Harbor”), pursuant to which Great Harbor will loan the Company the principal amount of $2,500,000 (the “Great Harbor Note”). The Great Harbor Note matures on December 30, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Great Harbor Note is payable at maturity.

The Great Harbor Note provides that the Company issue into escrow in the name of Great Harbor a warrant to purchase an aggregate of 1,136,363 shares of Common Stock at an exercise price of $.01 per share (the “Great Harbor Warrant”).

The Great Harbor Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Great Harbor the entire unamortized principal amount of the Great Harbor Note and any accrued and unpaid interest thereon as of December 30, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Great Harbor Note).

The Company has reserved 1,136,363 shares of Common Stock for issuance under the Great Harbor Warrant. The Great Harbor Warrant, if exercisable, expires on December 30, 2022.

The Great Harbor Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The Great Harbor Warrant grants Great Harbor certain registration rights for the shares of Common Stock issuable upon exercise of the Great Harbor Warrant.

As previously reported by the Company in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2016 and March 25, 2016, respectively, the Company issued an Unsecured Promissory Note to Great Harbor, dated January 28, 2016 (the “First Great Harbor Note”) and an Unsecured Promissory Note to Great Harbor, dated March 21, 2016 (the “Second Great Harbor Note”).In connection with the issuance of the Great Harbor Note, on December 30, 2016, the Company and Great Harbor entered into an Amendment No. 4 to Unsecured Promissory Note amending the terms of the First Great Harbor Note (“Great Harbor Amendment No. 4”) and an Amendment No. 3 to Unsecured Promissory Note amending the terms of the Second Great Harbor Note (“Great Harbor Amendment No. 3”) to make reference in the cross default and pari passu provisions to the Great Harbor Note and the Golisano Note.

The forgoing descriptions of the (i) Great Harbor Note and the (ii) Great Harbor Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

AMENDMENTS OF PRIOR NOTES

As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2016, the Company, on April 5, 2016, issued an Unsecured Promissory Note to JL-Utah Sub, LLC (the “JL-US Note”). As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on July 27, 2016, the Company, on July 21, 2016, issued an Unsecured Delayed Draw Promissory Note to Little Harbor LLC (the “Little Harbor Note”). On December 30, 2016, in connection with the issuance of the Golisano Note and the Great Harbor Note, the Company entered into Golisano Amendment No. 4, Golisano Amendment No. 3, Golisano Amendment No. 1, Great Harbor Amendment No. 4, Great Harbor Amendment No. 3, an Amendment No.2 to Unsecured Promissory Note amending the terms of the JL-US Note (“JL-US Amendment No. 2”) and an Amendment No. 1 to Unsecured Delayed Draw Promissory Note amending the terms of the Little Harbor Note (“Little Harbor Amendment No. 1”), in each case to make reference in the cross default and pari passu provisions to the Golisano Note and the Great Harbor Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 regarding the (i) Golisano Note and (ii) Great Harbor Note is hereby incorporated by reference in answer to Item 2.03(a).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the (i) Golisano Warrant and (ii) Great Harbor Warrant is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced (i) Golisano Warrant and (ii) Great Harbor Warrant to Golisano LLC and Great Harbor, respectively, in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the (i) Golisano Warrant and (ii) Great Harbor Warrant were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The (i) Golisano Warrant and (ii) Great Harbor Warrant were issued directly by the Company and did not involve a public offering or general solicitation. Each of Golisano LLC and Great Harbor were afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that each of Golisano LLC and Great Harbor, immediately prior to the issuance of the above-referenced (i) Golisano Warrant and (ii) Great Harbor Warrant, respectively, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Each of Golisano LLC and Great Harbor had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced (i) Golisano Warrant and (ii) Great Harbor Warrant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.92

Registration Rights Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on October 8, 2015 and hereby incorporated by reference herein).

Exhibit 10.112

Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.113

Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.114

Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.115

Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.119

Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.120

Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.121

Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.122

Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.126

Unsecured Promissory Note, dated April 5, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of JL-Utah Sub, LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on April 11, 2016 and hereby incorporated by reference herein).

Exhibit 10.127

Warrant, dated April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and JL-Utah Sub, LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on April 11, 2016 and hereby incorporated by reference herein).

Exhibit 10.135

Unsecured Delayed Draw Promissory Note, dated July 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC. (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 27, 2016 and hereby incorporated by reference herein).

Exhibit 10.136

Warrant, dated July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC. (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 27, 2016 and hereby incorporated by reference herein).

Exhibit 10.137

Unsecured Delayed Draw Promissory Note, dated July 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Little Harbor, LLC. (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 27, 2016 and hereby incorporated by reference herein).

Exhibit 10.138

Warrant, dated July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC. (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 27, 2016 and hereby incorporated by reference herein).

Exhibit 10.144	Unsecured Promissory Note, dated December 30, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.145	Warrant, dated December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.146	Unsecured Promissory Note, dated December 30, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Great Harbor, LLC.

Exhibit 10.147	Warrant, dated December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Great Harbor, LLC.

Exhibit 10.148	Amendment No. 4 to Unsecured Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.149	Amendment No. 3 to Unsecured Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.150	Amendment No. 1 to Unsecured Delayed Draw Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.151	Amendment No. 3 to Unsecured Promissory Note, dated as December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.152	Amendment No. 4 to Unsecured Promissory Note, dated as December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.153	Amendment No. 1 to Unsecured Delayed Draw Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and LITTLE HARBOR CAPITAL, LLC.

Exhibit 10.154	Amendment No. 2 to Unsecured Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and JL-Utah Sub, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2017	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Mary L. Marbach
Mary L. Marbach
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.144	Unsecured Promissory Note, dated December 30, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.145	Warrant, dated December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.146	Unsecured Promissory Note, dated December 30, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Great Harbor, LLC.

Exhibit 10.147	Warrant, dated December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Great Harbor, LLC.

Exhibit 10.148	Amendment No. 4 to Unsecured Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.149	Amendment No. 3 to Unsecured Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.150	Amendment No. 1 to Unsecured Delayed Draw Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.151	Amendment No. 3 to Unsecured Promissory Note, dated as December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.152	Amendment No. 4 to Unsecured Promissory Note, dated as December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.153	Amendment No. 1 to Unsecured Delayed Draw Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and LITTLE HARBOR CAPITAL, LLC.

Exhibit 10.154	Amendment No. 2 to Unsecured Promissory Note, dated as of December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and JL-Utah Sub, LLC.